MORGAN STANLEY
                                   43 records
                              Balance: 411,442,994
                                  PNCMA 2000-C2
                                      CIBC


--------------------------------------------------------------------------------


Selection Criteria: CIBC
Table of Contents

1
Seller
2
Current Balances ($)
3
States
4
Property Types
5
Mortgage Rates (%)
6
Seasoning (mos)
7
Original Terms to Stated Maturity (mos)
8
Remaining Terms to Stated Maturities (mos)
9
Original Amortization Terms (mos)
10
Original Amortization Terms -Balloon Loans (mos)
11
Original Amortization Terms - Fully-Amortizing Loans (mos)
12
Remaining Amortization Terms (mos)
13
Debt Service Coverage Ratios (x)
14
Current Loan-to-Value Ratios (%)
15
Balloon Loan-to-Value Ratios (%)
16
Balloon Loan
17
Hyper Amort
18
Ownership Type



--------------------------------------------------------------------------------


1. Seller

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                 Weighted
                                                    Percent by     Weighted      Average                    Weighted     Weighted
                        Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average      Average
                         Mortgage      Current        Current      Mortgage      Term to       Average      Current      Balloon
      Seller              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)      LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      CIBC                   43        411,442,994       100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                 43        411,442,994       100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

2. Current Balances ($)


      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Current Balances ($)     Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      1,000,001 - 2,000,000       6       10,436,026        2.54        8.871            116         1.65         65.4         54.2
      ------------------------------------------------------------------------------------------------------------------------------
      2,000,001 - 3,000,000      13       31,173,469        7.58        8.698            117         1.34           70         61.5
      ------------------------------------------------------------------------------------------------------------------------------
      3,000,001 - 4,000,000       4       13,534,211        3.29        8.739            142          1.3         75.7         53.2
      ------------------------------------------------------------------------------------------------------------------------------
      4,000,001 - 5,000,000       1        4,563,607        1.11         8.31            115         1.29         78.7         71.1
      ------------------------------------------------------------------------------------------------------------------------------
      5,000,001 - 6,000,000       1        5,876,342        1.43         8.37            119         1.54         61.9         55.8
      ------------------------------------------------------------------------------------------------------------------------------
      6,000,001 - 7,000,000       3       18,671,833        4.54        8.292            117         1.39         65.8         59.4
      ------------------------------------------------------------------------------------------------------------------------------
      8,000,001 - 9,000,000       2       17,625,835        4.28        8.437            118         1.35         77.4         69.9
      ------------------------------------------------------------------------------------------------------------------------------
      9,000,001 - 10,000,000      2       18,688,011        4.54        8.564            119         1.42         68.8           60
      ------------------------------------------------------------------------------------------------------------------------------
      10,000,001 - 15,000,000     4       56,442,060       13.72        8.333            117         1.31         74.9         67.5
      ------------------------------------------------------------------------------------------------------------------------------
      15,000,001 - 20,000,000     1       15,390,300        3.74         8.31            119         1.28         73.3           66
      ------------------------------------------------------------------------------------------------------------------------------
      20,000,001 - 25,000,000     1       23,581,086        5.73         8.58            114          1.3         73.7           67
      ------------------------------------------------------------------------------------------------------------------------------
      25,000,001 >=               5      195,460,214       47.51        8.491            119         1.38         69.7         61.9
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


Min: 1,536,037
Max: 59,946,195
Average: 9,568,442



------------------------------------------------------------------------------------------------------------------------------------

3. States


      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      States                   Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      New York                   11      229,163,731        55.7        8.473            120         1.36         70.4         61.8
      ------------------------------------------------------------------------------------------------------------------------------
      Maryland                    3       53,364,882       12.97        8.448            117         1.33           74           67
      ------------------------------------------------------------------------------------------------------------------------------
      Tennessee                   3       26,718,917        6.49         8.39            119          1.3         75.6         67.7
      ------------------------------------------------------------------------------------------------------------------------------
      Virginia                    5       24,954,903        6.07        8.487            118         1.38         68.1         59.5
      ------------------------------------------------------------------------------------------------------------------------------
      Texas                       5       23,554,637        5.72         8.65            118         1.36         70.4           62
      ------------------------------------------------------------------------------------------------------------------------------
      Oregon                      1        9,288,011        2.26         8.65            117         1.34         70.9         64.5
      ------------------------------------------------------------------------------------------------------------------------------
      Pennsylvania                1        8,991,222        2.19         8.51            118         1.36         74.9         67.9
      ------------------------------------------------------------------------------------------------------------------------------
      Florida                     4        8,948,459        2.17        8.779            117         1.44         73.4         64.1
      ------------------------------------------------------------------------------------------------------------------------------
      North Carolina              1        6,193,113        1.51         8.04            118         1.62         59.5         53.4
      ------------------------------------------------------------------------------------------------------------------------------
      California                  3        5,924,709        1.44        8.899            116         1.68         57.5         46.9
      ------------------------------------------------------------------------------------------------------------------------------
      Oklahoma                    2        5,119,815        1.24         8.38            118         1.31         74.2           67
      ------------------------------------------------------------------------------------------------------------------------------
      Ohio                        2        4,913,236        1.19        8.468            118          1.3         72.4         62.8
      ------------------------------------------------------------------------------------------------------------------------------
      Connecticut                 1        2,211,248        0.54         9.02            116         1.25         71.3         65.4
      ------------------------------------------------------------------------------------------------------------------------------
      New Jersey                  1        2,096,112        0.51         8.72            116          1.2         71.1         64.7
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

4. Property Types

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Property Types           Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      Office                      7      149,901,509       36.43        8.661            117         1.33         68.5         62.2
      ------------------------------------------------------------------------------------------------------------------------------
      Retail                     14      130,328,569       31.68        8.193            121         1.31         76.3         66.6
      ------------------------------------------------------------------------------------------------------------------------------
      Hospitality                 7       64,053,578       15.57         8.84            119         1.52         65.5         54.7
      ------------------------------------------------------------------------------------------------------------------------------
      Multifamily                13       34,282,996        8.33        8.314            117         1.39         71.3         63.4
      ------------------------------------------------------------------------------------------------------------------------------
      Industrial                  2       32,876,342        7.99        8.378            120         1.39         71.6         64.6
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

5. Mortgage Rates (%)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average    Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current    Balloon
      Mortgage Rates (%)       Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)    LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      7.001 - 7.500               1       26,286,819        6.39        7.447            119         1.32         79.7         69.8
      ------------------------------------------------------------------------------------------------------------------------------
      7.501 - 8.000               2       17,635,716        4.29        7.752            118         1.31         80.9           72
      ------------------------------------------------------------------------------------------------------------------------------
      8.001 - 8.500              20      173,504,848       42.17        8.375            119         1.34         72.2         64.8
      ------------------------------------------------------------------------------------------------------------------------------
      8.501 - 9.000              13      178,393,199       43.36        8.752            119         1.39         68.1         59.5
      ------------------------------------------------------------------------------------------------------------------------------
      9.001 - 9.500               4       10,054,684        2.44        9.209            118         1.38         69.3         60.1
      ------------------------------------------------------------------------------------------------------------------------------
      9.501 - 10.000              3        5,567,727        1.35         9.61            113         1.67         54.4         42.9
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


Min: 7.447
Max: 9.660
Weighted Average Coupon: 8.489



------------------------------------------------------------------------------------------------------------------------------------

6. Seasoning (mos)

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Seasoning (mos)          Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
                                  4       83,800,000         20.37        8.636          120         1.45         69.2         59.7
      ------------------------------------------------------------------------------------------------------------------------------
      12-Jan                     39       327,642,994        79.63        8.452          119         1.34         71.4         63.5
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43       411,442,994          100        8.489          119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------



Min: 0
Max: 11
Weighted Average: 2



------------------------------------------------------------------------------------------------------------------------------------

7. Original Terms to Stated Maturity (mos)

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Original Terms         Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      to Stated               Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Maturity (mos)           Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      61 - 120                   40      402,863,305       97.91        8.487            118         1.36         70.9         63.1
      ------------------------------------------------------------------------------------------------------------------------------
      121 - 180                   2        5,477,800        1.33        8.457            116          1.3         77.2         67.2
      ------------------------------------------------------------------------------------------------------------------------------
      181 - 240                   1        3,101,888        0.75          8.9            224          1.3         73.9            4
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


Min: 119
Max: 234
Weighted Average: 121



------------------------------------------------------------------------------------------------------------------------------------

8. Remaining Terms to Stated Maturities (mos)


      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Remaining Terms        Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      to Stated               Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Maturities (mos)         Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      61 - 120                   37      321,847,102       78.22        8.444            118         1.34         71.4         64.1
      ------------------------------------------------------------------------------------------------------------------------------
      121 - 180                   5       86,494,004       21.02        8.645            120         1.44         69.4         59.8
      ------------------------------------------------------------------------------------------------------------------------------
      181 - 240                   1        3,101,888        0.75          8.9            224          1.3         73.9            4
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


Min: 109
Max: 224
Non-Zero Weighted Average: 119



------------------------------------------------------------------------------------------------------------------------------------

9. Original Amortization Terms (mos)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Original               Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Amortization            Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Terms (mos)              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      181 - 240                   4        8,812,454        2.14        9.175            152         1.61         59.5         26.4
      ------------------------------------------------------------------------------------------------------------------------------
      241 - 360                  39      402,630,540       97.86        8.474            118         1.36         71.2         63.5
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


Min: 234
Max: 360
Weighted Average: 346



------------------------------------------------------------------------------------------------------------------------------------

10. Original Amortization Terms -Balloon Loans (mos)

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
      Original                                           Percent by     Weighted      Average                    Weighted   Weighted
      Amortization           Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Terms -Balloon          Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Loans (mos)              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      240                         3        5,710,565        1.39        9.324            113         1.78         51.7         38.5
      ------------------------------------------------------------------------------------------------------------------------------
      300                        10       72,785,370       17.69        8.793            120         1.47           68         57.3
      ------------------------------------------------------------------------------------------------------------------------------
      301-359                     1       26,286,819        6.39        7.447            119         1.32         79.7         69.8
      ------------------------------------------------------------------------------------------------------------------------------
      360                        28      303,558,351       73.78        8.487            118         1.33         71.3         64.5
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     42      408,341,105       99.25        8.486            118         1.36         70.9         63.2
      ------------------------------------------------------------------------------------------------------------------------------


Min: 240
Max: 360
Weighted Average: 347



------------------------------------------------------------------------------------------------------------------------------------

11. Original Amortization Terms - Fully-Amortizing Loans (mos)

      ------------------------------------------------------------------------------------------------------------------------------
      Original                                                                     Weighted
      Amortization                                       Percent by     Weighted      Average                    Weighted   Weighted
      Terms - Fully-         Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Amortizing              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Loans (mos)              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      181-239                     1        3,101,888        0.75          8.9            224          1.3         73.9           4
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                      1        3,101,888        0.75          8.9            224          1.3         73.9           4
      ------------------------------------------------------------------------------------------------------------------------------


Min: 234
Max: 234
Weighted Average: 234



------------------------------------------------------------------------------------------------------------------------------------

12. Remaining Amortization Terms (mos)


      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Remaining              Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Amortization            Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Terms (mos)              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      181 - 240                   4        8,812,454        2.14        9.175            152         1.61         59.5         26.4
      ------------------------------------------------------------------------------------------------------------------------------
      241 - 300                   7       15,985,370        3.89        8.921            118         1.43         71.4         60.3
      ------------------------------------------------------------------------------------------------------------------------------
      301 - 360                  31      359,645,170       87.41        8.462            118         1.35           71         63.5
      ------------------------------------------------------------------------------------------------------------------------------
      361 >=                      1       27,000,000        6.56         8.38            120         1.36         73.7         66.5
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


Min: 224
Max: 360
Weighted Average: 344



------------------------------------------------------------------------------------------------------------------------------------

13. Debt Service Coverage Ratios (x)

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average    Average
      Debt Service            Mortgage      Current        Current      Mortgage      Term to       Average      Current    Balloon
      Coverage Ratios (x)      Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)    LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      1.16 - 1.25                 4       19,372,214        4.71        8.516            118         1.24         75.3         68.2
      ------------------------------------------------------------------------------------------------------------------------------
      1.26 - 1.35                22      197,499,882          48        8.274            119         1.31         74.8         66.1
      ------------------------------------------------------------------------------------------------------------------------------
      1.36 - 1.50                 9      171,311,827       41.64        8.701            119          1.4         67.6         59.9
      ------------------------------------------------------------------------------------------------------------------------------
      1.51 - 1.75                 6       19,621,243        4.77        8.655            117         1.59         61.6         53.7
      ------------------------------------------------------------------------------------------------------------------------------
      1.76 - 2.00                 1        1,950,007        0.47         9.57            116         1.85         47.9         35.8
      ------------------------------------------------------------------------------------------------------------------------------
      2.01 >=                     1        1,687,820        0.41         8.69            115         2.01         52.7         38.4
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


Min: 1.20
Max: 2.01
Non-Zero Weighted Average: 1.36


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

14. Current Loan-to-Value Ratios (%)


      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
      Current                Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Loan-to-Value           Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Ratios (%)               Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      40.1 - 50.0                 1        1,950,007        0.47         9.57            116         1.85         47.9         35.8
      ------------------------------------------------------------------------------------------------------------------------------
      50.1 - 60.0                 3        9,953,671        2.42        8.477            116         1.67         57.4         48.3
      ------------------------------------------------------------------------------------------------------------------------------
      60.1 - 70.0                12      154,747,956       37.61        8.762            118         1.41         65.6         57.8
      ------------------------------------------------------------------------------------------------------------------------------
      70.1 - 80.0                26      229,939,440       55.89        8.348            119         1.32         74.7         66.3
      ------------------------------------------------------------------------------------------------------------------------------
      80.1 - 90.0                 1       14,851,920        3.61        7.707            119         1.31         81.2         72.1
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


Min: 47.9
Max: 81.2
Non-Zero Weighted Average: 71.0




------------------------------------------------------------------------------------------------------------------------------------

15. Balloon Loan-to-Value Ratios (%)


      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
      Balloon Loan-to-Value   Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Ratios (%)               Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      0.1 - 10.0                  1        3,101,888        0.75          8.9            224          1.3         73.9            4
      ------------------------------------------------------------------------------------------------------------------------------
      30.1 - 40.0                 2        3,637,827        0.88        9.162            115         1.92         50.2           37
      ------------------------------------------------------------------------------------------------------------------------------
      40.1 - 50.0                 1        2,072,738         0.5         9.61            109         1.54         54.5         41.3
      ------------------------------------------------------------------------------------------------------------------------------
      50.1 - 60.0                11      144,197,128       35.05         8.72            119         1.43         64.9         57.1
      ------------------------------------------------------------------------------------------------------------------------------
      60.1 - 70.0                23      224,160,258       54.48        8.383            118         1.32         73.9         66.4
      ------------------------------------------------------------------------------------------------------------------------------
      70.1 - 80.0                 5       34,273,154        8.33        8.038            117         1.32         80.2         71.9
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


Min: 4.0
Max: 72.1
Weighted Average: 62.7



------------------------------------------------------------------------------------------------------------------------------------

16. Balloon Loan

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Balloon Loan             Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      Yes                        42      408,341,105       99.25        8.486            118         1.36         70.9         63.2
      ------------------------------------------------------------------------------------------------------------------------------
      No                          1        3,101,888        0.75          8.9            224          1.3         73.9            4
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

17. Hyper Amort

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Hyper Amort              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      Yes                        18      291,789,486       70.92        8.381            118         1.36         72.4         64.4
      ------------------------------------------------------------------------------------------------------------------------------
      No                         25      119,653,508       29.08        8.754            120         1.37         67.5         58.6
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

18. Ownership Type


      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                    Weighted   Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted     Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average      Current     Balloon
      Ownership Type           Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR       LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      Fee and Leasehold           1        9,288,011        2.26         8.65            117         1.34         70.9         64.5
      ------------------------------------------------------------------------------------------------------------------------------
      Fee Simple                 39      336,706,899       81.84        8.421            118         1.36         72.3         64.1
      ------------------------------------------------------------------------------------------------------------------------------
      Leasehold                   3       65,448,083       15.91        8.821            123         1.36         64.4         55.5
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                     43      411,442,994         100        8.489            119         1.36           71         62.7
      ------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

--------------------------------------------------------------------------------